UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 26, 2010

MAC-GRAY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-13495	04-3361982
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

404 Wyman Street, Suite 400, Waltham, Massachusetts 02451

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 487-7600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Mac-Gray Corporation (the “Company”) held its annual meeting of stockholders on May 26, 2010 (the “Annual Meeting”). At the Annual Meeting, the stockholders approved an amendment to the Company’s 2009 Stock Option and Incentive Plan (the “2009 Plan”) to increase the number of shares of the Company’s common stock authorized for issuance under the 2009 Plan from 1,500,000 to 2,300,000. A copy of the amendment to the 2009 Plan is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders

At the Annual Meeting held on May 26, 2010, the Company’s stockholders voted upon five items:

1.  Election of three directors to hold office until the annual meeting of stockholders to be held in 2013 or until their respective successors are duly elected and qualified;

2.  Approval of an amendment to the Company’s amended and restated certificate of incorporation to allow for majority voting in director elections;

3.  Approval of an amendment to the 2009 Plan to increase the number of shares of the Company’s common stock authorized for issuance under such plan from 1,500,000 to 2,300,000;

4.  Approval of a proposal to declassify the Company’s Board of Directors; and

5.  Approval of a proposal to redeem all rights outstanding under the Company’s Shareholder Rights Agreement.

Each of the three nominees for director were elected with the following votes:

Director	For	Withheld

Edward F. McCauley	8,710,030	4,427,892

David W. Bryan	8,484,535	4,653,387

Mary Ann Tocio	8,712,167	4,425,755

There were no broker non-votes on this matter.

The amendment to the Company’s amended and restated certificate of incorporation to allow for majority voting in director elections was approved and the results of the vote were as follows:

For:  12,957,541     Against:  138,054     Abstain:  42,327

There were no broker non-votes on this matter.

The amendment to the 2009 Plan to increase the number of shares of the Company’s common stock authorized for issuance under such plan from 1,500,000 to 2,300,000 was approved and the results of the vote were as follows:

For:  9,680,697     Against:  3,457,207     Abstain:  18

There were no broker non-votes on this matter.

The proposal to declassify the Company’s Board of Directors was approved and the results of the vote were as follows:

For:  7,088,802     Against:  6,009,404     Abstain:  39,716

There were no broker non-votes on this matter.

The proposal to redeem all rights outstanding under the Company’s Shareholder Rights Agreement was approved and the results of the vote were as follows:

For:  7,039,365     Against:  6,096,778     Abstain:  1,779

There were no broker non-votes on this matter.

Item 9.01. Financial Statements and Exhibits.

(d)            Exhibits

10.1         Amendment No. 1 to the Mac-Gray Corporation 2009 Stock Option and Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAC-GRAY CORPORATION

Date: June 2, 2010	By:	/s/ Michael J. Shea
Name: Michael J. Shea
Title: Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 1 to the Mac-Gray Corporation 2009 Stock Option and Incentive Plan